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                                                                  Exhibit 10(k)



                              AMENDED AND RESTATED
                   CALBIOCHEM-NOVABIOCHEM INTERNATIONAL, INC.
                             1992 STOCK OPTION PLAN

                                      * * *

                                    ARTICLE I

                                     Purpose

                  The Calbiochem-Novabiochem International, Inc. 1992 Stock Option Plan (the "Plan") is intended as an incentive to improve the performance, encourage the continued employment, and increase the proprietary interest of certain directors, officers, key employees and consultants of Calbiochem-Novabiochem International, Inc. (the "Company") and its subsidiaries who shall participate in the Plan. The Plan is designed to grant such directors, officers, key employees and consultants the opportunity to share in the Company's long-term success through stock ownership and to afford them the opportunity for additional compensation related to the value of the Company's stock.

                  The word "Employer", when used in the Plan, shall include the Company or one of its subsidiaries, whichever one employs the Participant. The word "subsidiary", when used in the Plan, shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

                  It is intended that certain options granted under the Plan and designated as incentive stock options in the option agreements qualify as "incentive stock options" under Section 422 of the Code.

                  For purposes of the Plan, the term "Effective Date" shall mean April 1, 1992.

                                   ARTICLE II

                                 Administration

                  The Plan shall be administered by a Stock Option Committee (the "Committee") appointed by the Board of Directors
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of the Company (the "Board") from among its members and shall consist of not less than two members thereof. Unless otherwise determined by the Board, the membership of the Committee shall be structured so as to qualify option grants for the exemption from Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") provided by Rule 16b-3, promulgated by the Securities and Exchange Commission under the Exchange Act, as in effect from time to time.

                  Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion: (a) to determine, subject to approval of the Board as provided in ARTICLE IV, which of the eligible Participants (as hereinafter defined) shall be granted options; (b) to authorize the granting of both incentive stock options and non-qualified stock options;
(c) to determine the times when options shall be granted and the number of shares to be subject to options; (d) to determine the option price of the shares subject to each option, which price shall be not less than the minimum specified in ARTICLE V; (e) to determine the time or times when each option becomes exercisable, the duration of the exercise period and any other restrictions on the exercise of options issued hereunder; (f) to accelerate the exercisability of any outstanding option; (g) to prescribe the form or forms of the option agreements under the Plan (which forms shall be consistent with the terms of the Plan but need not be identical and may contain such terms as the Committee may deem appropriate to carry out the purposes of the Plan); (h) to determine the nature of any rights and restrictions to be imposed on shares subject to options issued hereunder; (i) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; (j) to construe and interpret the Plan, the option agreements under the Plan and the rules and regulations adopted from time to time, if any; and (k) to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.

                                   ARTICLE III

                                      Stock

                  The stock to be subject to options granted under the Plan shall be shares of authorized but unissued common stock, par value $0.01 (the "Stock"), of the Company, or previously issued

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shares of such Stock reacquired by the Company and held in its treasury, as determined by the Board. Under the Plan, the total number of shares of Stock which may be purchased pursuant to options granted hereunder shall not exceed, in the aggregate, 835,000 shares, except as such number of shares shall be adjusted in accordance with the provisions of ARTICLE X hereof.

                  Each option granted under the Plan shall be evidenced by an option agreement between the Company and the optionee containing such provisions as may be determined by the Committee, but shall be subject to the following terms and conditions:

                  (a) Each share of Stock purchased through the exercise of an option shall be paid for in full at the time of the exercise; and

                  (b) Each option shall become exercisable by the optionee in accordance with any vesting schedule established by the Committee pursuant to
ARTICLE VI of the Plan.

                  The number of shares of Stock available for grant of options under the Plan shall be decreased by the sum of the number of shares with respect to which options have been issued and are then outstanding and the number of shares issued upon exercise of options. In the event that any outstanding option for any reason expires, lapses, or is cancelled prior to the end of the period during which options may be granted, the shares of Stock called for by the unexercised portion of such option may again be subject to an option under the Plan.

                                   ARTICLE IV

                           Eligibility of Participants

                  Subject to ARTICLE VII, directors, officers, key employees and consultants of the Company and its subsidiaries who have been selected by the Committee and approved by the Board as participants (collectively referred to as "Participants" and individually as a "Participant") shall be eligible to receive grants of options under the Plan; provided, however, that notwithstanding any other provision of the Plan to the contrary, only employees of the Company or any of its subsidiaries shall be eligible to receive incentive stock options. Participation in the Plan shall be limited to eligible Participants who have entered into option agreements with the Company. No Participant,


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however, shall at any time have a right to be selected for participation in the
Plan.

                                    ARTICLE V

                                  Option Price

                  The option price of each option granted under the Plan shall be determined by the Committee; provided, however, that in the case of each incentive stock option granted under the Plan, the option price shall not be less than the fair market value at the time the option is granted. In no event shall the option price of any option be less than the par value per share of Stock on the date an option is granted.

                  At any time when the Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value shall be deemed to be the mean between the last quoted bid and asked prices on NASDAQ on the date immediately preceding the date on which the option is granted, or, if not quoted on that day, then on the last preceding date on which such stock is quoted. If the Stock is listed on one or more national securities exchanges, the fair market value shall be deemed to be the mean between the highest and lowest sale prices reported on the principal national securities exchange on which such stock is listed and traded on the date immediately preceding the date on which the option is granted, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Stock is not quoted on NASDAQ or listed on an exchange, or representative quotes are not otherwise available, the fair market value of the Stock shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

                                   ARTICLE VI

                         Terms and Conditions of Options

                  Options granted under the Plan shall vest and become exercisable in such installments as the Committee shall determine at the time of grant. Options may be exercisable in whole or in part and if an option is exercisable in part, the portion thereof which is exercisable and not exercised shall remain exercisable.


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                  Any other provision of the Plan notwithstanding and subject to
ARTICLE VII, (i) no option shall be granted after the date which is ten years from the Effective Date, (ii) no option may be exercised after the date which is ten years after the date that the option was granted (the "Termination Date"), and (iii) in the event the Company files a registration statement under the Securities Act of 1933 (the "Securities Act") for the initial public offering of its equity securities (an "IPO"), the Company may restrict the exercisability of options granted under the Plan during the 180-day period (or such longer period required by the underwriter of such initial public offering) immediately following the effective date of such registration statement.

                  Options granted hereunder may provide that if prior to the Termination Date an optionee shall cease to be employed by the Employer for any reason other than death, disability or for cause, the option will remain exercisable by the optionee for a period not extending beyond three months after the date of cessation of employment, but in no event later than the Termination Date, to the extent it was exercisable at the time of cessation of employment. Options granted hereunder may provide that if prior to the Termination Date an optionee shall cease to be employed by the Employer for reasons of death or disability, the option will remain exercisable by the optionee or, in the event of his death, by the person or persons to whom the optionee's rights under the option would pass by will or the applicable laws of descent and distribution for a period not extending beyond one year after the date of death or disability, but in no event later than the Termination Date, to the extent it was exercisable at the time of death or disability. Options granted hereunder may provide that if prior to the Termination Date an optionee shall cease to be employed by the Employer by reason of termination of employment by the Employer for cause, or by voluntary termination at a time when the Employer is entitled to terminate such optionee's employment for cause, the option shall terminate immediately. For purposes of the Plan, the Employer shall have "cause" to terminate an optionee's employment hereunder upon (i) the commission by the optionee of a proven act of fraud or embezzlement against the Employer, (ii) the engaging by the optionee in willful misconduct or gross negligence which is demonstrably and materially injurious to the Employer, monetarily or otherwise,
(iii) failure of the optionee to render services to the Employer in accordance with such optionee's duties as an employee of the Employer or (iv) the optionee being convicted of a misdemeanor involving an act of moral turpitude or


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a felony. Alternatively, options granted hereunder may provide that "cause" has the meaning set forth in an employment agreement between the optionee and the Employer.

                  For purposes of the Plan, in the case of a Participant who is a director, references to employment herein shall be deemed to refer to such director's service to the Employer in such capacity.

                  Notwithstanding the foregoing, stock options granted hereunder shall provide that no option shall be exercisable after the optionee's cessation of employment with the Employer if at the time of exercise the By-Laws of the Company limit the ownership of common stock of the Company to selected persons, including employees of the Company and its wholly-owned subsidiaries.

                                   ARTICLE VII

                          Special Provisions Applicable
                         Only to Incentive Stock Options

                  To the extent the aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which incentive stock options may be exercisable for the first time by an optionee during any calendar year (under this Plan and any other stock option plan of the Company and any parent or subsidiary thereof) exceeds $100,000, such incentive stock options shall be treated as options which are non-qualified stock options.

                  No incentive stock option may be granted to an individual who, at the time the option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such option (i) has an option price of at least 110% of the fair market value of the Stock on the date of the grant of such option; and (ii) such option by its terms cannot be exercised more than five years after the date it is granted.

                  Each optionee who receives an incentive stock option must agree to notify the Company in writing immediately after the optionee makes a disqualifying disposition of any Stock acquired pursuant to the exercise of an incentive stock option. A


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disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date the optionee was granted the incentive stock option or (b) one year after the date the optionee acquired Stock by exercising the incentive stock option.

                                  ARTICLE VIII

                               Payment for Shares

                  Payment for shares of Stock acquired pursuant to an option granted hereunder shall be made in full, upon exercise of the option, in immediately available funds in United States dollars, by certified or bank cashier's check. Payment may also be made by any other method established by the Committee including, without limitation, the tendering of previously owned shares of Stock, or pursuant to procedures for cashless "broker-assisted" exercises approved by the Committee. Payment in full shall include payment of any amounts required under paragraph (b) of ARTICLE XIX.

                                   ARTICLE IX

                 Non-Transferability of Option Rights and Stock

                  During the lifetime of the optionee, the option shall be exercisable only by the optionee. No option shall be transferable, except by will or the laws of descent and distribution.

                                    ARTICLE X

                  Adjustment for Recapitalization, Merger, Etc.

                  The aggregate number of shares of Stock which may be purchased or acquired pursuant to options granted hereunder, the number of shares of Stock covered by each outstanding option and the price per share thereof in each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Stock resulting from a stock split or other subdivision or consolidation of shares of Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Stock effected without receipt of consideration by the Company. Any adjustment shall be conclusively determined by the Committee.


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                  If the Company shall be the surviving corporation in any
merger or reorganization or other business combination, any option granted hereunder shall cover the securities or other property to which a holder of the number of shares of Stock covered by the unexercised portion of the option would have been entitled pursuant to the terms of the merger. Upon any merger or reorganization or other business combination in which the Company shall not be the surviving corporation, or a dissolution or liquidation of the Company, or a sale of all or substantially all of the Company's assets, all outstanding options shall terminate; provided, however, that the Company shall cause either
(i) the optionees to be paid an amount equal to the difference between (A) the aggregate fair market value (determined in accordance with ARTICLE V of the Plan) of the Stock subject to options held by the optionees at the time of such transaction and (B) the aggregate exercise price of such options, or (ii) the surviving or resulting corporation to grant the optionees substitute options to purchase its shares on such terms and conditions, both as to the number of shares and otherwise, which the Committee shall deem appropriate.

                  Stock option agreements under the Plan may, at the discretion of the Committee, provide that upon stockholder approval of a merger, reorganization or other business combination, whether or not the Company is the surviving corporation, or a sale of all or substantially all of the Company's assets, all unmatured installments of the options shall vest and become immediately exercisable in full.

                  The foregoing adjustments and the manner of application of the foregoing provisions, including the issuance of any substitute options, shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

                                   ARTICLE XI

                        No Obligation to Exercise Option

                  Granting of an option shall impose no obligation on the recipient to exercise such option.

                                   ARTICLE XII

                                 Use of Proceeds



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                  The proceeds received from the sale of Stock pursuant to the
Plan shall be used for general corporate purposes.

                                  ARTICLE XIII

                             Rights as a Stockholder

                  An optionee shall have no rights as a stockholder with respect to any share covered by his option until such person shall have become the holder of record of such share, and such person shall not be entitled to any dividends or distributions or other rights in respect of such share for which the record date is prior to the date on which such person shall have become the holder of record thereof, except as otherwise provided in ARTICLE X.

                                   ARTICLE XIV

                                Employment Rights

                  No provision in the Plan or in any option granted hereunder shall confer on any optionee any right to continue in the employ of the Company, or to interfere in any way with the right of the Company to terminate the optionee's employment at any time.

                                   ARTICLE XV

                               Compliance with Law

                  The Company is relieved from any liability for the non-issuance or non-transfer or any delay in the issuance or transfer of any shares of Stock subject to options under the Plan which results from the inability of the Company to obtain, or from any delay in obtaining, from any regulatory body having jurisdiction or authority, any requisite approval to issue or transfer any such shares if counsel for the Company deems such approval necessary for lawful issuance or transfer thereof.

                  Each option granted under the Plan is subject to the requirement that if at any time the Board determines, in its discretion, that the listing, registration or qualification of shares of Stock issuable upon exercise of options is required by any securities exchange or under any state or Federal law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection

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with, the grant of options or the issuance of shares of Stock, no shares of
Stock shall be issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions or with such conditions as are acceptable to the Board.

                                   ARTICLE XVI

                             Cancellation of Options

                  The Committee, in its discretion, may, with the consent of any optionee, cancel any outstanding option hereunder.

                                  ARTICLE XVII

                     Effective Date; Expiration Date of Plan

                  The Plan shall become effective upon adoption by the Company's Board of Directors and approval by the stockholders of the Company in a manner which complies with both Rule 16b-3 under the Exchange Act and Section 422(b)(1) of the Code and the Treasury Regulations thereunder. The expiration date of the Plan, after which no option may be granted hereunder, shall be the tenth anniversary of the later of (i) adoption of the Plan by the Board of Directors or (ii) the approval of the Plan by the stockholders of the Company pursuant to the previous sentence.

                                  ARTICLE XVIII

                       Amendment or Discontinuance of Plan

                  The Board may terminate, amend or modify the Plan in its sole discretion at any time or from time to time after the Effective Date. Notwithstanding the preceding provisions of this ARTICLE XVIII, no such action shall, without shareholder approval, increase the number of shares as to which options may be granted under the Plan.

                                   ARTICLE XIX

                                  Miscellaneous

                  (a) Options shall be evidenced by option agreements (which need not be identical) in such forms as the Committee may from time to time approve. Such agreements shall conform to the terms and conditions of the Plan and may provide that the grant of any option under the Plan and Stock acquired pursuant to the

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Plan shall also be subject to such other conditions (whether or not applicable to the option or Stock received by any other optionee) as the Committee determines appropriate, including without limitation, provisions to assist the optionee in financing the purchase of Stock through the exercise of options, provisions for the forfeiture of, or restrictions on, resale or other disposition of shares under the Plan, provisions giving the Company the right to repurchase shares acquired under the Plan in the event the participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements.

                  (b) The Company may, in its discretion, require that an optionee pay to the Company, at the time of exercise, such amount as the Company deems necessary to satisfy its obligations to withhold Federal, state, or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.

                  (c) Each optionee shall file with the Committee a written designation of one or more persons as beneficiary, who shall be entitled to exercise options which are exercisable, if any, or to receive shares of Stock distributable, if any, under the Plan upon the optionee's death. An optionee may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the optionee's death, and in no event shall it be effective as of a date prior to such receipt.

                  (d) If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.


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                  (e) No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                  (f) The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of law thereof.

                  (g) No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Optionees shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

                  (h) Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and upon any other information furnished in connection with the Plan by any person or persons other than such member.



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                  (i) Except as otherwise specifically provided in the relevant plan document, no payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit-sharing, group insurance or other benefit plan of the Company.

                  (j) The expenses of administering the Plan shall be borne by the Company.

                  (k) Masculine pronouns and other words of masculine gender shall refer to both men and women.

                                      * * *

As Amended and Restated
by the Board of Directors
of Calbiochem-Novabiochem
International, Inc. on
July 16, 1996


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                                    INCENTIVE
                             STOCK OPTION AGREEMENT


           This Option Agreement (the "Agreement"), is made as of this day __ of ______, ____ between Calbiochem-Novabiochem International, Inc., a Delaware corporation (the "Company"), and the person signing this Agreement adjacent to the caption "Participant" on the signature page hereof, which person (the "Participant" is an employee or employee/director of the Company or one of its wholly-owned subsidiaries (the "Employer"). Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Calbiochem-Novabiochem International, Inc. 1992 Stock Option Plan (the "Plan").

           WHEREAS, pursuant to the Plan, the Company desires to afford the Participant the opportunity to purchases shares of the Company's $0.01 per value Common Stock (the "Stock");

           NOW, THEREFORE, in connection with the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

           1. Grant of Options. The Company hereby grants to the Participant the right and option (the right to purchase any one share of Stock pursuant to this Plan being an "Option") to purchase an aggregate ________ shares of Stock, such shares being subject to adjustment as provided in ARTICLE X of the Plan, and on the terms and conditions herein set forth.

           2. Purchase Price. The purchase price of each share of Stock covered by the Options shall be equal to $___________ per share.


           3. Terms of Options. The term of the Options shall be for a period of five (5) years from the date hereof.

           4. Vesting of Options. Subject to the terms, conditions and limitations contained herein, twenty percent (20%) of the Options granted hereunder shall vest and become exercisable on the first anniversary of the date hereof, and an additional twenty percent (20%) of the Options granted hereunder shall vest on each of the next four anniversaries of such date. Notwithstanding the above, one hundred percent (100%) of the Options granted hereunder shall vest and become exercisable upon a Change of Control of the Company. For this purpose, a "Change of Control" shall mean a single transaction, or a series of related transactions, which results in the transfer of ownership of securities representing fifty percent (50%) of the voting power of all securities of the Company entitled to vote.

           5. Termination of Employment. (a) In the event Participant's employment with the Employer is terminated for reasons other than due to death, disability or Cause, the Options shall remain exercisable for a period of up to three months after cessation of employment, to the extent they were exercisable at the time of cessation of employment. In the event the Participant's employment with the Employer terminates by death or disability, the Options shall remain exercisable for a period of up to twelve months after cessation of employment, to the extent they were exercisable at the time of cessation of employment.

           (b) If the Participant's employment with the Employer is terminated for cause, or, at the time of the Participant's voluntary termination the Employer is entitled to terminate the Participant for cause, as defined in the Plan, all unexercised Options granted to the Participant shall lapse and be cancelled.

           6. Transferability of Option and Stock. A Participant may not voluntarily or involuntarily sell, pledge, mortgage, hypothecate, give, transfer, create a security interest in, or a lien or trust (voting or otherwise) with respect to, or assign or otherwise encumber or dispose of any Option or any share of Stock issued upon the exercise of an Option except as expressly permitted pursuant to the Plan. Stock acquired through the exercise of options granted hereunder shall be, prior to an IPO by the Company, subject to the following right of first refusal. The Participant shall not sell any Stock acquired through the exercise of the options granted hereby prior to delivering a notice to the Company and to Warburg, Pincus Investors, L.P. ("Warburg") stating the price, terms and conditions under which such sale is proposed to be made and offering to sell to the Company all, but not less than all, of the Stock subject to such proposed sale at the same price and under the same terms and conditions. The Company shall have 30 days from the receipt of such notice to so purchase such Stock. If it fails to do so, Warburg shall have the right to purchase all, but not less than all, of such Stock at such price and under such terms and conditions for the following 30-day period. If it fails to do so, the Participant may then sell such Stock, but only at the price and under the terms and conditions described in such notice. Stock issued pursuant to the exercise of Options granted hereunder shall bear a legend indicating that such Stock is subject to the above restrictions on transfer.

           7. No Rights as a Shareholder. The Participant shall have no rights as a shareholder with respect to any shares of Stock covered by the Options until the date of issuance of a stock certificate for such Stock. No adjustments, other than as provided in ARTICLE X of the Plan, shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions for which the record date is prior to the date such stock certificate is issued.

           8. Registration; Governmental Approval. Each Option granted herein is subject to the requirement that, if at any time the Board determined, in its discretion, that the listing, registration, or qualifications of shares of Stock issuable upon exercise of Options is required by any securities exchange or


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
under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the grant or Options, or the issuance of shares of Stock, no shares of Stock shall be issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions or with such conditions as are acceptable to the Board.

           9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Options may be exercised by written notice to the Company at its offices located at San Diego, California. Such notice shall state the election to exercise Options and the number of shares of Stock in respect of which they are being exercised, and shall be signed by the person or persons so exercising the Option. Such notice shall either:

           (a) be accompanied by payment of the full purchase price of such share of Stock, in which event the Company shall deliver a certificate or certificates representing such shares of Stock as soon as practicable after the notice shall be received; or

           (b) fix a date, not less than five (5) nor more than ten (10) business days from the date such notice shall be received by the Company, for the payment of the full purchase price of such shares of Stock against delivery of a certificate or certificates representing such shares of Stock.

           Payment of such purchase price shall be made in United States dollars by certified check or bank cashier's check payable to the order of the Company. The certificate or certificates for the shares of stock as to which the Options shall have been so exercised shall be registered in the name of the person or persons so exercising the Options; or if the Options shall be exercised by the Participant, and if the Participant shall so request in the notice exercising the Options, such shares shall be registered in the name of the Participant and another person, as joint tenants with right of survivorship, and shall be delivered as provided above to or upon the written order of the person or persons exercising the Options. All shares of Stock that shall be purchased upon the exercise of Options as provided herein shall be fully paid and non-assessable.

           10. Income Tax Withholding. Upon the exercise of an Option, in whole or in part, or except where an election is made under Section 83(b) of the Code, upon such later date as the Stock acquired pursuant to such exercise ceases to be subject to a substantial risk of forfeiture under Section 83(c)(1) of the Code or ceases to be non-transferable within the meaning of Section 83(c)(2) of the Code, the excess of the fair market value (determined as of the date of such exercise or such later date, as the case may be) of the Stock subject to the portion of the Option so exercised over the purchase price of such Stock will be treated as compensation or other income subject to withholding for income tax purposes. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to an Option, including, but not limited to, deducting the amount of any such withholding taxes from the amount to be paid hereunder, whether in Stock or in cash, or from any other amount then or thereafter payable to the optionee, or requiring the Participant, his beneficiary or legal representative, to pay to the Company the amount required to be withheld or to execute such documents as the Company deems necessary or desirable to enable it to satisfy its withholding obligations.

           11. Incentive Stock Options. The Options granted hereunder are intended to be incentive stock options within the meaning of Section 422 of the Code.

           12. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

           13. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware.

           14. Headings. Headings are for the convenience of the parties and are not deemed to be part of this Agreement.

           15. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between discretionary terms and provision of the Plan and the express provisions of this Agreement, this Agreement shall govern and control. In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control.

         EXECUTED the day and year first written above.


                                      CALBIOCHEM-NOVABIOCHEM
                                               INTERNATIONAL, INC.

COMPANY:

                                      By: ____________________________________
                                          Name:  Stelios B. Papadopoulos
                                          Title: Chief Executive Officer


PARTICIPANT:
                                      By: ____________________________________
                                          Name:
                                          Title:

                                  NON QUALIFIED
                             STOCK OPTION AGREEMENT

                  This Option Agreement (the "Agreement"), is made as of this _________ day of __________________, ____________ between Calbiochem-
Novabiochem International, Inc., a Delaware corporation (the "Company"), and the person signing this Agreement adjacent to the caption "Participant" on the signature page hereof, which person (the "Participant" is an employee or director or member of the Technology Council of the Company or one of its wholly-owned subsidiaries (the "Employer"). Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Calbiochem-Novabiochem International, Inc., 1992 Stock Option Plan (the "Plan").

                  WHEREAS, pursuant to the Plan, the Company desired to afford the Participant the opportunity to purchase shares of the Company's $0.01 par value Common Stock (the "Stock");

                  NOW, THEREFORE, in connection with the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

                  1. Grant of Options. The Company hereby grants to the Participant the right and option (the right to purchase any one share of Stock pursuant to this Plan being an "Option") to purchase an aggregate ________ shares of Stock, such shares being subject to adjustment as provided in ARTICLE X of the Plan, and on the terms and conditions herein set forth.

                  2. Purchase Price. The purchase price of each share of Stock covered by the Options shall be equal to $__________ per share.

                  3. Term of Options. The term of the Options shall be for a period of five (5) years from the date hereof.

                  4. Vesting of Options. Subject to the terms, conditions and limitations contained herein, twenty percent (20%) of the Options granted hereunder shall vest and become exercisable on the first anniversary of the date hereof, and an additional twenty percent (20%) of the Options granted hereunder shall vest on each of the next four anniversaries of such date. Notwithstanding the above, one hundred percent (100%) of the Options granted hereunder shall vest and become exercisable upon a Change of Control of the Company. For this purpose, a "Change of Control" shall mean a single transaction, or a series of related transactions, which results in the transfer of ownership of securities representing fifty percent (50%) of the voting power of all securities of the Company entitled to vote.

                  5. Termination of Employment. (a) In the event Participant's employment with the Employer is terminated for reasons other than due to death, disability or Cause, the Options shall remain exercisable for a period of up to three months after cessation of employment, to the extent they were exercisable at the time of cessation of employment. In the event the Participant's employment with the Employer terminates by death or disability, the Options shall remain exercisable for a period of up to twelve months after cessation of employment, to the extent they were exercisable at the time of cessation of employment.

                  (b) If the Participant's employment with the Employer is terminated for cause, or, at the time of the Participant's voluntary termination of Employer is entitled to terminate the Participant for cause, as defined in the Plan, all unexercised Options granted to the Participant shall lapse and be cancelled.

                  6. Transferability of Option and Stock. A Participant may not voluntarily or involuntarily sell, pledge, mortgage, hypothecate, give, transfer, create a security interest in, or a lien or trust (voting or otherwise) with respect to, or assign or otherwise encumber or dispose of any Option or any share of Stock issued upon the exercise of an Option except as expressly permitted pursuant to the Plan. Stock acquired through the exercise of options granted hereunder shall be, prior to an IPO by the Company, subject to the following right of first refusal. The Participant shall not sell any Stock acquired through the exercise of the options granted hereby prior to delivering a notice to the Company and to Warburg, Pincus Investors, L.P. ("Warburg") stating the price, terms and conditions under which such sale is proposed to be made and offering to sell to the Company all, but not less than all, of the Stock subject to such proposed sale at the same price and under the same terms and conditions. The Company shall have 30 days from the receipt of such notice to so purchase such Stock. If it fails to do so, Warburg shall have the right to purchase all, but not less than all, of such Stock at such price and under such terms and conditions for the following 30-day period. If it fails to do so, the Participant may then sell such Stock, but only at the price and under the terms and conditions described in such notice. Stock issued pursuant to the exercise of Options granted hereunder shall bear a legend indicating that such Stock is subject to the above restrictions on transfer.

                  7. No Rights as a Shareholder. The Participant shall have no rights as a shareholder with respect to any shares of Stock covered by the Options until the date of issuance of a stock certificate for such Stock. No adjustments, other than as provided in ARTICLE X of the Plan, shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions for which the record date is prior to the date such stock certificate is issued.

                  8. Registration; Governmental Approval. Each Option granted herein is subject to the requirement that, if at any time the Board determined, in its discretion, that the listing, registration, or qualifications of shares of Stock issuable upon exercise of Options is required by any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the grant or Options, or the issuance of shares of Stock, no shares of Stock shall be issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions or with such conditions as are acceptable to the Board.

                  9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Options may be exercised by written notice to the Company at its offices located at San Diego, California. Such notice shall state the election to exercise Options and the number of shares of Stock in respect of which they are being exercised, and shall be signed by the person or persons so exercising the Option. Such notice shall either:

                  (a) be accompanied by payment of the full purchase price of such share of Stock, in which event the Company shall deliver a certificate or certificates representing such shares of Stock as soon as practicable after the notice shall be received; or

                  (b) fix a date, not less than five (5) nor more than ten (10) business days from the date such notice shall be received by the Company, for the payment of the full purchase price of such shares of Stock against delivery of a certificate or certificates representing such shares of Stock.

                  Payment of such purchase price shall be made in United States dollars by certified check or bank cashier's check payable to the order of the Company. The certificate or certificates for the shares of stock as to which the Options shall have been so exercised shall be registered in the name of the person or persons so exercising the Options; or if the Options shall be exercised by the Participant, and if the Participant shall so request in the notice exercising the Options, such shares shall be registered in the name of the Participant and another person, as joint tenants with right of survivorship, and shall be delivered as provided above to or upon the written order of the person or persons exercising the Options. All shares of Stock that shall be purchased upon the exercise of Options as provided herein shall be fully paid and non-assessable.

                  10. Income Tax Withholding. Upon the exercise of an Option, in while or in part, or, except where an election is made under Section 83(b) of the Code, upon such later date as the Stock acquired pursuant to such exercise ceases to be subject to a substantial risk of forfeiture under Section 83 (c)(1) of the Code or ceases to be non-transferable within the meaning of Section 83
(c)(2) of the Code, the excess of the fair market value (determined as of the date of such exercise or such later date, as the case may be) of the Stock subject to the portion of the Option so exercised over the purchase price of such Stock will be treated as compensation or other income subject to withholding for income tax purposes. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to an Option, including, but not limited to, deducting the amount of any such withholding taxes from the amount to be paid hereunder, whether in Stock or in cash, or from any other amount then or thereafter payable to the optionee, or requiring the Participant, his beneficiary or legal representative, to pay to the Company the amount required to be withheld or to execute such documents as the Company deems necessary or desirable to enable it to satisfy its withholding obligations.

                  11. Non-Qualified Options. The Options granted hereunder are not intended to be incentive stock options within the meaning of Section 422 of the Code.

                  12. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

                  13. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware.

                  14. Headings. Headings are for the convenience of the parties and are not deemed to be part of this Agreement.

                  15. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Agreement, this Agreement shall govern and control. In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control.

         EXECUTED the day and year first written above.


                                       CALBIOCHEM-NOVABIOCHEM
                                            INTERNATIONAL, INC.

COMPANY:

                                       By: ___________________________________
                                           Name:  Stelios B. Papadopoulos
                                           Title: Chief Executive Officer


PARTICIPANT:
                                       By: ___________________________________
                                           Name:
                                           Title: